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                                                                  Exhibit  23.5

                                CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in this Registration Statement on Form S-3/A of QRS Corporation of our report dated April 26, 1999 relating to the financial statements of RockPort Trade Systems, Inc., which appears in the Current Report on Form 8-K/A of QRS Corporation dated May 23, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



PricewaterhouseCoopers LLP
Boston, Massachusetts
June 7, 2000


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